UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 14, 2020
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	001-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.10 per share	SXT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	REGULATION FD DISCLOSURE.

On February 14, 2020, Sensient Technologies Corporation posted an updated investor presentation for the fourth quarter of 2019 on the investor information section of its website.  A copy of the investor presentation is hereby furnished as Exhibit 99.1.

The information in this Current Report on Form 8-K (including the exhibit hereto) is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of such section or Sections 11 and 12(a)(2) of the Securities Act of 1933, nor shall it be deemed incorporated by reference into any registration statement or any filing under the Securities Act or the Exchange Act.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit 99.1:	Sensient Technologies Corporation Investor Presentation – Q4 2019.
Exhibit 104:	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)

By:	/s/ John J. Manning

Name:	John J. Manning

Title:	Senior Vice President, General Counsel and Secretary

Date:	February 14, 2020

EXHIBIT INDEX

Exhibit 99.1:	Sensient Technologies Corporation Investor Presentation – Q4 2019.
Exhibit 104:	Cover Page Interactive Data File (embedded within the Inline XBRL document).